  EXHIBIT 99.3

KBW 9th Annual Community Bank Investor Conference
Slide Presentation

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National Penn Bancshares, Inc.
Positioned for Continued Success
in a Challenging Environment
Keefe Bruyette & Woods
Community Bank Investor Conference
July 2008

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Safe Harbor Regarding Forward Looking Statements
This presentation contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform
Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should,'' "project,"
"plan,'' "seek," "intend,'' or "anticipate'' or the negative thereof or comparable terminology, and include discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn Bancshares and its subsidiaries. National Penn
Bancshares cautions readers not to place undue reliance on these statements.
National Penn Bancshares' business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-
looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: ineffectiveness of National Penn's business strategy due to changes in current or future market conditions; the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; interest rate movements; inability to achieve merger-related synergies; difficulties in integrating distinct business operations, including information technology difficulties; disruption from announced transactions, and resulting difficulties in maintaining relationships with customers and employees; and challenges in establishing and maintaining operations in new markets.
The foregoing review of important factors should be read in conjunction with the other cautionary statements that are included in National Penn Bancshares' Annual Report on Form 10-K for the fiscal year ended December 31,
2007, as well as in other documents filed by National Penn Bancshares after the date thereof. National Penn
Bancshares makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

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National Penn’s Company Profile
June 30, 2008
Asset size: $9.2 Billion
Nasdaq symbol: NPBC
Shares outstanding: 79.6 Million
Institutional ownership: 38%
52-week price range: $13.28 - $19.11
Primary market area: Eastern PA / Northern DE
Number of community offices: 127

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2007 Market Area
Newly Developed in 2008
Pennsylvania
Luzerne
Monroe
Carbon
Centre
Northampton
Schuylkill
Lehigh
Berks
Bucks
New Jersey
Montgomery
Lancaster
Chester
Philadelphia
York
Delaware
Cecil
New Castle
Maryland
Delaware
Christiana expanded to the west in 2004 with the establishment of a Nevada non-depository trust company.
Nevada

NATIONAL PENN

Primary Market

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Consistent Business Strategies
1.   Balanced organic and acquisition growth
2.   Superior asset quality and prudent risk
 management practices
3.   Community banking market niche
4.   Profitable relationship development
5.   Diversified revenue streams
6.   Focus on shareholder value

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Balanced Growth Strategy
Organic Growth
1.  Capital management strategy
2.  Diversified revenue streams
3.  Affiliate integration
4.  Timely reaction to business opportunities
5.  Acquisition leveraging

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*Based on retention 6 months after acquisition.
Excludes 2008 KNBT & CBT acquisitions.
Balanced Growth Strategy
Successful acquisition record:
 • 11 whole bank acquisitions
 • 6 insurance operations
 • 6 wealth management operations
 • Deposit retention average over 95%*

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Balanced Growth
Strategy
● January 4, 2008 Acquisition - Entrance into
 Delaware / Revenue Diversification
● HQ in Greenville, DE, just outside of Wilmington
● Core Business
 – Trust / asset management, commercial domicile, commercial banking services
● Financial Highlights (as of / year-to-date 6/30/08):
 – Trust assets under administration or management: $4.89 billion
 – Banking assets: $237.22 million
 – Fee income % of total revenue: 51.03%
 – Growth in earning assets June 2007-June 2008: 9.03%

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KNBT
Division of National Penn Bank
BANKING | INSURANCE | INVESTMENTS | TRUST

NATIONAL PENN

Balanced Growth
Strategy
● February 1, 2008 Acquisition - Strategic Synergies and
 Market Expansion
● Retail and commercial banking, wealth management and
 insurance
● Added 56 Community Offices in prized market area in
 Pennsylvania
● Strong capital base - accretive to EPS and Tangible
 Book Value in 2008
● Value creation via well defined cost savings - approx.
 $26.2 million over two years - on track

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11.88%
11.11%
10.81%
10.31%
10.59%
12.00%
11.00%
10.00%
9.00%
8.00%
Total Capital Ratio*
2005
2006
2007
3/31/2008
6/30/2008

NATIONAL PENN

*Total risk based capital to risk-weighted assets
Regulatory Capital

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$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
Net Interest Income (thousands)
$122,599
$146,614
$157,876
$165,451
$171,984
$132,175 (6 months)
4.30%
4.05%
3.82%
3.55%
3.39%
3.52%
5.0%
4.8%
4.6%
4.4%
4.2%
4.0%
3.8%
3.6%
3.4%
3.2%
Net Interest Margin %
2003
2004
2005
2006
2007
YTD 6/30/08

NATIONAL PENN

*fully taxable equivalent
Net Interest Income 5-Year CAGR: 9.38%
Net Interest Income/Net Interest Margin*

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Residential Mortgage 17.2%
Equipment Leases 0.5%
Business 40.8%
Retail 15.6%
Commercial Real Estate 20.2%
Commercial Construction 5.7%

NATIONAL PENN

TOTAL LOANS: $6.13 billion
Commercial
67.2%
Consumer
32.8%
Superior Asset Quality
Loan and Lease Portfolio

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NPA + 90 Days Past Due / Total Assets (%)

Percent of Assets
1.00%
0.50%
0.00%
0.42%
0.27%
0.26%
0.18%
0.26%
0.24%
2003
2004
2005
2006
2007
6/30/2008

NATIONAL PENN

Superior Asset Quality

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Coverage Ratio (%)
600.0
400.0
200.0
0.0
271%
299%
352%
245%
481%
286%
461%
316%
674%
337%
359%
201%
386%
2002
2003
2004
2005
2006
2007
6/30/2008
NPBC
Peers

NATIONAL PENN

Peer Group Source: BHCPR at 12/31/07, Peer Group #2. Ratios exclude OREO and renegotiated loans
Superior Asset Quality
Reserve for Loan and Lease Losses to
Non-accruals + 90 days past due

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($ in thousands)	NPBC 12/31/07	Peer 3/31/08	NPBC 6/30/08
Loans & Leases	$ 3,875,253		$ 6,133,598
ALLL	54,897		81,642
NPAs (non-accrual + 90 days)	15,285		21,152
NPAs/Total Loans & Leases	0.39%	1.32%	0.34%
ALLL/Total Loans & Leases	1.42%	1.35%	1.33%
ALLL/NPAs	359%	179%	386%
Net Charge-offs to Avg. Loans	0.30%	0.44%	0.11% YTD

NATIONAL PENN

Peer Group Source: BHCPR at 3/31/08, Peer Group #2

Superior Asset Quality

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Time
< $100K
25.3%
Other
(Interest-bearing)
48.9%
Time
> $100K
12.7%
Demand
(Non-Interest)
13.1%

Business
20.3%
Consumer
79.7%

NATIONAL PENN

TOTAL DEPOSITS: $6.08 billion
5 year CAGR 2002-2007 = 15.43%
Includes brokered
and CDARS deposits
Core Deposit Strength

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Investment Incentives
1.   Geographic location of franchise
2.   Knowledgeable and experienced management team
3.   Prudent risk management practices
4.   Strong asset quality
5.   Superior financial performance
6.   Track record of success in creating shareholder
 value
7.   Opportunity provided by recent acquisitions of
 quality partners with consistent business
 philosophies

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Business Approach for Continued Success
1.   Excellence in customer service
2.   Middle market, small business and retail banking
3.   Wealth management, insurance
4.   Leverage customer base through a larger branch
 network and cross selling the entire franchise
5.   Consistent sound business practices
6.   Focus on growth and profitability

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Focus on Shareholder Value
Performance Recognitions
Staton Institute Report:
 Investment directory covering more than 19,000 public U.S. Companies

● America’s Smartest Companies®
 – One of only 20 publicly-traded companies with at least 10 consecutive years of increased earnings and dividends
 – Completed 30th consecutive year of higher EPS and 30th
 consecutive year of higher cash dividends.
● Super 50 Team
 – One of only 20 companies with a combined total of at least 50 years of higher EPS and cash dividends per share
● Earnings All-Stars
 – One of only 9 companies with higher EPS for at least 20 straight years